Exhibit 1

                            AGREEMENT OF JOINT FILING

      Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby consent to the joint filing on their behalf of a single Schedule 13G and any amendments thereto, with respect to the beneficial ownership by each of the undersigned of shares of common stock, $0.0001 par value per share, of Rotech Healthcare Inc., a Delaware corporation.

Dated:  as of April 28, 2006

                              WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P.

                              By:  Wynnefield Capital Management, LLC,
                                   General Partner

                                   By:   /s/ Nelson Obus
                                         ---------------------------------------
                                         Nelson Obus, Managing Member

                              WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P. I

                              By:  Wynnefield Capital Management, LLC,
                                   General Partner

                                   By:   /s/ Nelson Obus
                                         ---------------------------------------
                                         Nelson Obus, Managing Member

                              WYNNEFIELD SMALL CAP VALUE OFFSHORE FUND, LTD.

                              By:  Wynnefield Capital, Inc.

                                   By:   /s/ Nelson Obus
                                         ---------------------------------------
                                         Nelson Obus, President

                              CHANNEL PARTNERSHIP II, L.P.

                              By:  /s/ Nelson Obus
                                   ---------------------------------------------
                                   Nelson Obus, General Partner


                              WYNNEFIELD CAPITAL MANAGEMENT, LLC

                              By:  /s/ Nelson Obus
                                   --------------------------------------------
                                   Nelson Obus, Managing Member


                              WYNNEFIELD CAPITAL, INC.

                              By:  /s/ Nelson Obus
                                   ---------------------------------------------
                                   Nelson Obus, President

                              /s/ Nelson Obus
                              --------------------------------------------------
                              Nelson Obus, Individually

                              WYNNEFIELD CAPITAL, INC. PROFIT SHARING PLAN

                              By:  /s/ Nelson Obus
                                   ---------------------------------------------
                                    Nelson Obus, Authorized Signatory